UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 3, 2014

MARLIN BUSINESS SERVICES CORP.

(Exact name of registrant as specified in its charter)

Pennsylvania	000-50448	38-3686388
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Fellowship Road, Mount Laurel, NJ	08054
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (888) 479-9111

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 3, 2014, at the annual meeting of the shareholders (the “2014 Annual Meeting”) of Marlin Business Services Corp. (the “Company”), shareholders approved the Company’s 2014 Equity Compensation Plan (the “Plan”). The Plan had been approved by the Company’s Board of Directors on April 21, 2014, subject to shareholder approval. A summary of the material terms of the Plan is set forth in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission (“SEC”) on April 28, 2014, which summary is incorporated herein by reference.

A copy of the Plan is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The proposals listed below were submitted to a vote of the shareholders through a solicitation of proxies at the 2014 Annual Meeting on June 3, 2014. Each proposal is described in more detail in the definitive proxy statement on Schedule 14A filed by the Company with the SEC on April 28, 2014. The final voting results are below.

Proposal 1 — Election of Directors.

The Company’s shareholders elected the following individuals to serve until the 2015 Annual Meeting of Shareholders and until their successors are elected and qualified. The voting results are as follows:

Nominees	For	Withheld
John J. Calamari	10,811,085 shares	553,357 shares
Lawrence J. DeAngelo	11,190,053 shares	174,389 shares
Daniel P. Dyer	11,224,240 shares	140,202 shares
Matthew J. Sullivan	11,196,737 shares	167,705 shares
J. Christopher Teets	11,101,153 shares	263,289 shares
James W. Wert	11,121,336 shares	243,106 shares

There were no broker non-votes.

Proposal 2 — Approval, on an Advisory Basis, of the Compensation of the Company’s Named Executive Officers.

The Company’s shareholders approved this proposal. The voting results are as follows:

For	Against
11,269,027 shares	95,415 shares

There were no abstentions or broker non-votes.

Proposal 3 — Approval of the Company’s 2014 Equity Compensation Plan.

The Corporation’s shareholders approved this proposal. The voting results are as follows.

For	Against
10,901,594 shares	462,848 shares

There were no abstentions or broker non-votes.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit

10.1	2014 Equity Compensation Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 9, 2014

MARLIN BUSINESS SERVICES CORP.

By:	/s/ Edward R. Dietz
Name:	Edward R. Dietz
Title:	Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

10.1	2014 Equity Compensation Plan